SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934
DATE OF REPORT: (Date of Earliest Event Reported): December 15, 2005
MASSACHUSETTS
(State or Other Jurisdiction of Incorpo2ration)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)
INDEPENDENT BANK CORP.
(Exact name of Registrant as Sepcified in Its Charter)
288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)
02370
(Zip Code)
NOT APPLICABLE
(Former Address of Principal Executive Offices)
(Zip Code)
781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01 OTHER EVENTS
SIGNATURE
EX-99.1 STOCK OPTION AGREEMENT FOR CHIEF EXECUTIVE OFFICER
EX-99.2 STOCK OPTION AGREEMENT FOR EXECUTIVE OFFICER
EX-99.3 PRESS RELEASE

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Executive Compensation: Stock Option Award Grants
     On December 15, 2005 Independent Bank Corp. (the “Company”) awarded options to acquire shares of the Company’s Common Stock pursuant to the Independent Bank Corp. 2005 Employee Stock Plan (the “2005 Plan”) and the Independent Bank Corp. 1997 Employee Stock Option Plan (the “1997 Plan”) at a strike price of $28.895 to employees of the Company and/or the Company’s wholly-owned banking subsidiary Rockland Trust Company (“Rockland Trust”).
     In connection with and as a part of the December 15, 2005 option award to employees of the Company and/or Rockland Trust the Company awarded options to Executive Officers of the Company and/or of Rockland Trust from the 2005 Plan at a strike price of $28.895, as follows:

Executive Officer	Position	# Shares Subject To Option
Christopher Oddleifson	President and Chief Executive Officer of the Company and of Rockland Trust	32,000
Raymond G. Fuerschbach	Senior Vice President, Human Resources, of Rockland Trust	7,500
Edward F. Jankowski	Chief Technology and Operations Officer of Rockland Trust	7,500
Ferdinand T. Kelley	Executive Vice President (Commercial Lending Division and Investment Management Group) of Rockland Trust	12,000
Jane L. Lundquist	Executive Vice President (Director of Retail Banking and Corporate Marketing) of Rockland Trust	10,000
Anthony A. Paciulli	Managing Director (Residential Mortgage) of Rockland Trust	7,500
Edward H. Seksay	General Counsel of the Company and of Rockland Trust	7,500
Denis K. Sheahan	Chief Financial Officer of the Company and of Rockland Trust	18,000

The 2005 Plan is incorporated by reference to the Company’s Form S-8 Registration Statement which was filed with the Securities Exchange Commission on July 28, 2005.

     The stock options granted to Executive Officers on December 15, 2005 were awarded with the same vesting period and term used for all the stock option awards simultaneously made to other Rockland Trust employees. All options granted on December 15, 2005 were immediately vested with a seven year term.
     The form of Option Agreement that will be used for Mr. Oddleifson, is attached hereto as Exhibit 99.1.
     The form of Option Agreement that will be used for Mr. Fuerschbach, Ms. Lundquist, Mr. Jankowski, Mr. Kelley, Mr. Paciulli, Mr. Seksay, and Mr. Sheahan is attached hereto as Exhibit 99.2.
Executive Compensation: Stock Option Award Acceleration
      On December 15, 2005 the Company accelerated the vesting of certain unvested “out-of-the-money” stock options previously awarded to Rockland Trust employees pursuant to the 1997 Plan so that they immediately vested as of December 15, 2005. A copy of the December 20, 2005 Press Release disclosing the action taken by the Company with respect to the acceleration of unvested stock options is attached hereto as Exhibit 99.3.
      In connection with and as a part of the Company’s acceleration of certain unvested “out-of-the-money” stock options on December 15, 2005, the vesting of stock options previously awarded to Executive Officers of the Company and/or of Rockland Trust from the 1997 Plan were also accelerated, as follows:

		# of Options	Exercise Price of
		Subject To	Options Subject to
		Accelerated	Accelerated
Executive Officer	Position	Vesting	Vesting

Christopher Oddleifson	President and Chief Executive Officer of the Company and of Rockland Trust	20,666	$ 34.18
Raymond G. Fuerschbach	Senior Vice President, Human Resources, of Rockland Trust	5,000	$ 34.18
Edward F. Jankowski	Chief Technology and Operations Officer of Rockland Trust	5,000	$ 34.18
Ferdinand T. Kelley	Executive Vice President (Commercial Lending Division and Investment Management Group) of Rockland Trust	8,000	$34.18

Jane L. Lundquist	Executive Vice President (Director of Retail Banking and Corporate Marketing) of Rockland Trust	3,333 8,000	$32.765 $ 34.18
Anthony A. Paciulli	Managing Director (Residential Mortgage) of Rockland Trust	6,666	$ 34.18
Edward H. Seksay	General Counsel of the Company and of Rockland Trust	5,000	$ 34.18
Denis K. Sheahan	Chief Financial Officer of the Company and of Rockland Trust	8,000	$ 34.18

ITEM 8.01 OTHER EVENTS
     See Item 1.01 above.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.
DATE: December 20, 2005	BY: /s/ Edward H. Seksay
EDWARD H.SEKSAY
GENERAL COUNSEL